UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2007 (April 9, 2007)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)	06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

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(c)  Mr. Stephen C. Forsyth was appointed as Executive Vice President and Chief Financial Officer, effective April 30, 2007. Mr. Forsyth, 51, joins the Company after 27 years with Hexcel Corporation, a leading advanced structural materials company, where he served as Executive Vice President and Chief Financial Officer since 1996. Mr. Forsyth also has sixteen years of operating experience with Hexcel, including serving as vice president of international operations, responsible for one-third of Hexcel’s sales, assets and employees, and serving as manager of various resins and chemicals businesses and international divisions.

In connection with his employment and subject to the approval of the Organization, Compensation and Governance Committee of the Board of Directors, Mr. Forsyth will receive (i) a sign-on bonus of $100,000, one-half payable in the pay period following 30 days of employment, and one-half payable in the pay period following the first anniversary of employment; (ii) 45,000 shares of performance-based restricted stock of the Company to be earned under the 2007 - 2009 Chemtura Corporation Long-Term Incentive Program; (iii) 45,000 shares of restricted stock to vest on the second anniversary of Mr. Forsyth’s employment; and (iv) stock options covering 135,000 shares exercisable in four annual installments commencing on the first anniversary of Mr. Forsyth’s employment with the Company. The restricted stock and stock options will be granted as of his first day of employment and priced at the New York Stock Exchange closing price of a share of Company stock on that date. In addition, Mr. Forsyth will participate in the (i) 2007 Chemtura Corporation Management Incentive Plan; (ii) Chemtura Corporation Key Executive and Key Employee Severance Plan which provides for payments following termination after a change-in-control, in form similar to those covering other senior executives of the Company; (iii) Chemtura Corporation Supplemental Savings Plan; and (iv) “Flexperq” Program to the extent of $32,000 in lieu of other executive perquisites.

A copy of a press release announcing Mr. Forsyth’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

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(d)	Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release Dated April 9, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)
By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Vice President and Secretary

Date:	April 9, 2007
Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release Dated April 9, 2007